Acquisition of Viridian Sciences

March 11, 2020

Disclosures

Forward-Looking Statements

This Presentation includes “forward-looking statements” regarding Akerna Corp. ("Akerna") and its wholly-owned subsidiary MJ Freeway LLC ("MJF" and, together with Akerna, the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MJF’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MJF and Akerna and their respective officers, employees, agents or associates. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Potential investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MJF, Akerna and their respective officers, employees, agents or associates. All information herein speaks only as of (1) the date hereof, in the case of information about MJF and Akerna, or (2) the date of such information, in the case of information from persons other than MJF and Akerna. None of MJF and Akerna undertake any duty to update or revise the information contained herein. Forecasts and estimates regarding MJF’s industry and markets are based on sources that are believed to be reliable or in compliance with an available exemption from the registration requirements of such act. However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or in compliance with an available exemption from the registration requirements of such act.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF or Akerna, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF, Akerna, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of MJF, Akerna and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.


solo
lastcall
Analytics
ampleorganics
AN AKERNA COMPANY
mj freeway
VIRIDIAN SCIENCES
LEAF
DATA SYSTEMS
AN AKERNA COMPANY
trellis
AN AKERNA COMPANY

The Cannabis Economy Runs on Akerna.

We are the technology backbone upon which the cannabis industry is built, enabling compliance, regulation, and taxation.

Akerna to Acquire Viridian Sciences

Business Overview

- Viridian is built on SAP Business One and serves the cannabis supply chain
  - Over 30 customers, multi-year contracts
  - $3.5 million in 2020 SaaS Revenue

Deal Terms

- Acquisition price of $6.0 million, 100% stock
  - 1.7x 2020 SaaS revenue
  - Cash flow positive
  - Potential $1.0 million earn-out subject to revenue target
  - Expected to close in April 2021

Key Customers

Trulieve

HERBL

wana

iAnthus

CANNDESCENT CALIFORNIA

Akerna: Cannabis Compliance + ERP

- Akerna has partnered with SAP, Netsuite and Sage to integrate financials & tax planning with cannabis compliance and industry connectivity

- The acquisition of Viridian springboards Akerna's business model, becoming the only cannabis-compliant SAP Business One offering

Evolution of a Cannabis Operator
Akerna's partnerships with major ERPs fit each stage of the lifecycle – from start-up to multistate operator


intuit QuickBooks.
Spreadsheets
SAP Business One
NETSUITE
sage
SAP S/4HANA
SAP ECC

Akerna + Viridian = The SAP Solution for Cannabis

Current Viridian Offering

Akerna Ecosystem with Viridian Integration


SAP Business One
VIRIDIAN SCIENCES
a NAVIGATOR company
Compliance
SAP ECC
Ecosystem
Compliance
Retail
VIRIDIAN SCIENCES
SAP ECC
SAP Business One
Ecosystem
Compliance
Retail

Investment Highlights

$3.5M
2020 SaaS Revenue

70%+
Software Margins

#1
#1 Cannabis ERP Built on SAP Business One

30+
Customers

$
Contributes Positive Cash Flow

Product Capabilities

- RDP UI/UX
- Inventory Management
- Automated Compliance
- Unique Tracking
- Business Intelligence
- DataCollect
- Reporting
- Multi-Company
- Fully Integrated, Auditable Financials
- Cultivate - Grow
- Basic & Edibles Processing
- Distribution
- Public Cloud (AWS)

SAP Business One

Inorganic Strategy

Infrastructure powers our advantage

INFASTRUCTURE + TARGETS = NETWORK EFFECTS

Technology

- Cloud Hosted
- API Framework
- Micro Services

Geography

- Compliant in more legal markets than any competitors

Ability to Execute

- Public Currency & Strong Balance Sheet
- Integration Roadmap Successfully Implemented



COMPETITORS
PRODUCT BOLT-ONS
NEW TAM

The technology solution for cannabis operators

- Increased wallet share
- Increased stickiness
- Increased exposure to growing cannabis sales

CONTACT US

Investor Relations

ir@akerna.com

Media Relations

Cynthia Salarizadeh

856.425.6160

cynthia@salarmediagroup.com

www.akerna.com